UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2019

Eclipse Resources Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36511	46-4812998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Old Gatesburg Road, Suite 110 State College, Pennsylvania		16803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (814) 308-9754

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On January 7, 2019, Eclipse Resources Corporation, a Delaware corporation (the “Company”), Everest Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Blue Ridge Mountain Resources, Inc., a Delaware corporation (“Blue Ridge”), entered into Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Merger, dated as of August 25, 2018 (the “Merger Agreement”), among the Company, Merger Sub, and Blue Ridge, pursuant to which Merger Sub will merge with and into Blue Ridge (the “Merger”), with Blue Ridge surviving the Merger as a wholly owned subsidiary of the Company.

Amendment No. 1 amends the Merger Agreement to: (i) cap the number of shares of the Company’s common stock that would be issued as a result of the Merger to holders of Blue Ridge performance interest awards and provide that the Company will pay the remainder payable with respect to such awards in cash; and (ii) provide for an extension to April 15, 2019 of the date after which a party may terminate the Merger Agreement (provided certain conditions are met) if the Merger has not been consummated on or before that date. The parties agreed to the foregoing extension in order to provide the parties additional flexibility in light of the recent shutdown of portions of the U.S. federal government.

Except as expressly amended pursuant to Amendment No. 1, all of the terms, conditions, and other provisions of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 27, 2018, continue to be in full force and effect.

The foregoing description of Amendment No. 1 and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to (i) Amendment No. 1, which is attached hereto as Exhibit 2.2 and incorporated by reference herein, and (ii) the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company with the SEC on August 27, 2018.

*****

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between the Company and Blue Ridge. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange, or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information and Where to Find It

In connection with the Transaction, the Company filed with the SEC, on January 7, 2019, an amendment to the registration statement on Form S-4 (file number 333-227815) that was originally filed on October 12, 2018, that includes a preliminary consent solicitation statement of Blue Ridge and a preliminary information statement of the Company and that also constitutes a preliminary prospectus of the Company. The Company will also file other documents with the SEC regarding the Transaction, including the definitive consent solicitation statement/information statement/prospectus. The information in the preliminary consent solicitation statement/information statement/prospectus is not complete and may be changed. The definitive consent solicitation statement/information statement/prospectus will be sent to the stockholders of the Company and Blue Ridge. This document is not a substitute for the registration statement and preliminary consent solicitation statement/information statement/prospectus filed with the SEC, including any amendments or supplements thereto, or any other documents that the Company may file with the SEC or that the Company or Blue Ridge may send to stockholders of the Company or Blue Ridge in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND BLUE RIDGE ARE URGED TO READ THE REGISTRATION STATEMENT, THE PRELIMINARY CONSENT SOLICITATION STATEMENT/INFORMATION STATEMENT/PROSPECTUS,

THE DEFINITIVE CONSENT SOLICITATION STATEMENT/INFORMATION STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders are able to obtain free copies of the registration statement and the preliminary consent solicitation statement/information statement/prospectus and all other documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s website at www.eclipseresources.com or by contacting the Company’s Investor Relations Department by phone at 814-325-2059.

Participants in Solicitation

The Company, Blue Ridge, and certain of their respective directors, executive officers, and members of management and employees may be deemed to be participants in the solicitation of consents from the holders of Blue Ridge’s common stock in respect to the Transaction.

Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Information regarding Blue Ridge’s directors and executive officers is contained in the preliminary consent solicitation statement/information statement/prospectus and other relevant materials filed with the SEC. You can obtain a free copy of these documents at the SEC’s website at www.sec.gov or by accessing the Company’s website at www.eclipseresources.com.

Investors may obtain additional information regarding the interests of those persons who may be deemed participants in the Transaction by reading the preliminary consent solicitation statement/information statement/prospectus, the definitive consent solicitation statement/information statement/prospectus when it becomes available, and other relevant documents filed with the SEC regarding the Transaction when they become available. You may obtain free copies of these documents as described above.

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events, or developments that the Company or Blue Ridge expects, believes, or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities, and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt, and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of Blue Ridge may not approve the adoption of the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of the

Company and Blue Ridge to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Company’s or Blue Ridge’s control, including those risks and factors detailed in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that are available on its website at www.eclipseresources.com and on the SEC’s website at www.sec.gov. All forward-looking statements are based on assumptions that the Company or Blue Ridge believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company and Blue Ridge undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of August 25, 2018, among Eclipse Resources Corporation, Everest Merger Sub Inc., and Blue Ridge Mountain Resources, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 27, 2018).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 7, 2019, among Eclipse Resources Corporation, Everest Merger Sub Inc., and Blue Ridge Mountain Resources, Inc.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Eclipse Resources Corporation agrees to furnish a copy of such schedules, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPSE RESOURCES CORPORATION

Date: January 7, 2019	By:	/s/ Christopher K. Hulburt
	Name:	Christopher K. Hulburt
	Title:	Executive Vice President, Secretary and General Counsel